 THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT
   BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE
      SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE DISTRIBUTED FOR VALUE UNLESS THERE IS AN EFFECTIVE
        REGISTRATION STATEMENT UNDER SUCH ACT AND SUCH LAWS COVERING SUCH SECURITIES, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO THE
  COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT, OFFER, PLEDGE OR OTHER
           DISTRIBUTION FOR VALUE IS EXEMPT FROM THE REGISTRATION AND
           PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND SUCH LAWS.



                                     WARRANT

                              TO PURCHASE SHARES OF
                                 COMMON STOCK OF

                            PDS FINANCIAL CORPORATION



         This certifies that for good and valuable consideration, Digideal Corporation (the "Holder") is entitled to subscribe for and purchase from PDS Financial Corporation, a Minnesota corporation (the "Company"), at any time or from time to time after June 16, 1999 and before June 16, 2004, in the amounts and subject to the conditions set forth in Section 1 hereof, 184,479 fully paid and nonassessable shares of common stock ("Common Stock") of the Company at a price per share equal to $3.75 (the "Warrant Exercise Price"), subject to the antidilution provisions of this Warrant. The shares which may be acquired upon exercise of this Warrant are referred to herein as the "Warrant Shares."

         1)       EXERCISE OF WARRANT; RESTRICTIONS ON TRANSFERABILITY.

                  a) The rights represented by this Warrant may be exercised by the Holder in the following increments and only if prior to the expiration of this Warrant on June 16, 2004 (i) the Company has obtained $50,000,000 of aggregated revenue from the sale or lease of Designated Product (as defined in the Agreement for Technology Transfer, Manufacture, Distribution and Affecting Patent, Trademark and Copyrights [the "Technology Agreement"] between the Company and the Holder) and (ii) the following conditions (each such condition is referred to as a "Vesting Condition") are met:

         NO. OF SHARES BECOMING
         VESTED AND EXERCISABLE                  VESTING CONDITION
                       92,240 Sales, rentals and other revenue from the Designated Product (as defined in the Technology Agreement) exceed 25% of the Company's total revenue

         NO. OF SHARES BECOMING
         VESTED AND EXERCISABLE                  VESTING CONDITION
                       92,239 Sales, rentals and other revenue from the Designated Product (as defined in the Technology Agreement) exceed 50% of the Company's total revenue


                  b) For purposes of this Section 1, sales, rentals and other revenue from Designated Products will be determined (and will be compared with revenue from other products of the Company) on a quarterly basis in accordance with the methodology the Company uses to determine revenue in the preparation of its financial statements which are made available to the public.

                  c) Once a portion of this Warrant becomes exercisable, such portion may be exercised at any time thereafter up to and including June 16, 2004 (the "Expiration Date"), after which date this Warrant shall expire. Any portion of this Warrant which has not become exercisable on or prior to the Expiration Date or which has become exercisable on or prior to the Expiration Date, but has not been exercised as of 5:00 p.m. on the Expiration Date shall be canceled and forfeited and shall no longer represent the right to purchase shares of Common Stock of the Company. To exercise this Warrant, the Holders shall deliver a written notice of exercise (in the form attached hereto) delivered to the Company at the principal office of the Company and accompanied or preceded by the surrender of this Warrant along with a check in payment of the Warrant Exercise Price for such shares. Upon any exercise of less than all the Warrant Shares, there shall be issued to the holder a new Warrant in respect of the Warrant Shares as to which this Warrant was not exercised.

                  d) Each certificate representing Warrant Shares issued to the Holder shall bear the following legend; PROVIDED, HOWEVER, that such legend shall not be required if the Company receives an opinion of counsel reasonably acceptable to the Company to the effect that neither such legend nor the restrictions on transfer are required in order to ensure compliance with the Securities Act of 1933, as amended:

                  The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any state securities law, and may not be transferred, sold or otherwise disposed of in the absence of such registration or an exemption therefrom. Such shares may be transferred only in compliance with the conditions specified in the Warrant dated June 16, 1999, between the issuer and the Holder, a complete and correct copy of which is available for inspection at the principal office of the issuer and will be furnished to the holder hereof upon written request and without charge.

         2) NO VOTING RIGHTS. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

         3) REPRESENTATION BY HOLDER. The Holder, by acceptance hereof, represents and warrants that (a) it is acquiring this Warrant for its own account for investment purposes only and not with a view to its resale or distribution and (b) it has no present intention to resell or otherwise dispose of all or any part of this Warrant or any of the Warrant Shares. The Holder, by acceptance hereof, covenants that it will make any filings pursuant to state or federal securities laws, including without limitation Schedule 13-D or Schedule 13-G, required to be made by it by virtue of holding this Warrant or upon exercise of this Warrant.

         4) NEGOTIABILITY AND TRANSFER. This Warrant is issued upon the following terms, to which the Holder and any permitted successors and assigns of the Holder, each consents and agrees:

                  a) Other than pursuant to registration under federal securities laws and qualification under applicable state securities laws or an exemption from such registration or qualification, the availability of which the Company shall determine in its sole discretion, neither this Warrant nor any of the Warrant Shares may be sold, pledged, assigned, or otherwise disposed of (whether voluntarily or involuntarily). The Company may condition such sale, pledge, assignment, or other disposition on the receipt from the proposed transferee to whom such Warrant Shares are to be issued or so transferred of any reasonable representations and agreements requested by the Company in order to permit such issuance or transfer to be made pursuant to exemptions from registration or qualification under federal and applicable state securities laws. The Holder shall give written notice to the Company before transferring this Warrant or any of the Warrant Shares of the Holder's intention to do so, describing briefly the manner of any proposed transfer and the identity and background of the proposed transferee. Within thirty (30) days after receiving such written notice, the Company shall notify the Holder as to whether such transfer may be effected and of the conditions to any such transfer.

                  b) Until this Warrant is duly transferred on the books of the Company, the Company may treat the registered holder of this Warrant as absolute owner hereof for all purposes without being affected by any notice to the contrary.

                  c) Each successive holder of this Warrant, or of any portion of the rights represented thereby, shall be bound by the terms and conditions set forth herein.

         5)       ANTIDILUTION ADJUSTMENTS.

                  a) If the Company shall at any time hereafter subdivide or combine its outstanding shares of Common Stock, or declare a dividend payable in Common Stock, the exercise price in effect immediately prior to the subdivision, combination, or record date for such dividend payable in Common Stock shall forthwith be proportionately increased, in the case of combination, or proportionately decreased, in the case of subdivision or declaration of a dividend payable in Common Stock, and the number of Warrant Shares purchasable upon exercise of this Warrant immediately preceding such event, shall be changed to the number determined by dividing the then current exercise price by the exercise price as adjusted after such subdivision, combination, or dividend payable in Common Stock and multiplying the result of such division against the number of Warrant Shares purchasable upon the exercise of this Warrant immediately preceding such event, so as to achieve an exercise price and number of Warrant Shares purchasable after such event proportional to such exercise price and number of Warrant Shares purchasable immediately preceding such event. All calculations hereunder shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. No fractional Warrant Shares are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the market price per share of Common Stock on the day of exercise as determined in good faith by the Company.

                  b) In case of any capital reorganization or any reclassification of the shares of Common Stock of the Company, or in the case of any consolidation with or merger of the Company into or with another corporation, or the sale of all or substantially all of its assets to another corporation, which is effected in such a manner that the holders of Common Stock shall be entitled to receive stock, securities, or assets with respect to or in exchange for Common Stock, then, as a part of such reorganization, reclassification, consolidation, merger, or sale, as the case may be, lawful provision shall be made so that the holder of the Warrant shall have the right thereafter to receive, upon the exercise hereof, the kind and amount of shares of stock or other securities or property which the holder would have been entitled to receive if, immediately prior to such reorganization, reclassification, consolidation, merger, or sale, the holder had held the number of Warrant Shares which were then purchasable upon the exercise of the Warrant. In any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the holder of the Warrant, to the end that the provisions set forth herein (including provisions with respect to adjustments of the exercise price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of the Warrant.

                  c) When any adjustment is required to be made in the exercise price, initial or adjusted, the Company shall forthwith determine the new exercise price and (a) prepare and retain on file a statement describing in reasonable detail the method used in arriving at the new exercise price and (b) cause a copy of such statement to be mailed to the holder of the Warrant as of a date within ten (10) days after the date when the circumstances giving rise to the adjustment occurred.

         6)       RIGHT TO CONVERT.

                  a) The holder of this Warrant shall have the right to require the Company to convert this Warrant (the "Conversion Right"), at any time after it becomes exercisable and prior to its expiration, into shares of Common Stock as provided for in this Section 6. Upon exercise of the Conversion Right, the Company shall deliver to the holder (without payment by the holder of any exercise price) that number of shares of Common Stock equal to the number of shares of Common Stock resulting from multiplying the number of Warrant Shares requested to be converted hereunder times the quotient obtained by dividing (x) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate exercise price for the Warrant Shares in effect immediately prior to the exercise of the Conversion Right from the aggregate Fair Market Value (as determined below) for the Warrant Shares immediately prior to the exercise of the Conversion Right) by (y) the aggregate Fair Market Value for the Warrant Shares immediately prior to the exercise of the Conversion Right.

                  b) The Conversion Right may be exercised by the holder, at any time or from time to time, prior to its expiration, on any business day, by delivering a written notice (the "Conversion Notice") to the Company at the offices of the Company exercising the Conversion Right and specifying (i) the total number of Warrant Shares the Warrantholder will purchase pursuant to such conversion and (ii) a place, and a date not less than five (5) nor more than twenty (20) business days from the date of the Conversion Notice, for the closing of such purchase.

                  c) At any closing under Section 6(b) hereof, (i) the holder will surrender the Warrant, (ii) the Company will deliver to the holder a certificate or certificates for the number of shares of Common Stock issuable upon such conversion, together with cash, in lieu of any fraction of a share, and (iii) the Company will deliver to the holder a new Warrant representing the number of Warrant Shares, if any, with respect to which the Warrant shall not have been converted.

                  d) "Fair Market Value" of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

                           i) If the Company's Common Stock is traded on an
                  exchange or is quoted on the Nasdaq Stock Market or Small-Cap Market, then the average closing or last sale prices, respectively, reported for the ten (10) business days immediately preceding the Determination Date;

                           ii) if the Company's Common Stock is not traded on an
                  exchange or on the Nasdaq Stock Market or Small-Cap Market, but is traded on the Nasdaq Bulletin Board or another over-the-counter market, then the average of the closing bid and asked prices reported for the ten (10) business days immediately preceding the Determination Date;

                           iii) If the Company's Common Stock is not publicly
                  traded, then, at the option of the Company, "Fair Market Value" shall mean either (1) the sales price for the most recent bona fide sale for cash on an arm's-length basis prior to the Determination Date of such Common Stock by the Company privately to one or more investors unaffiliated with the Company or (2) the appraised fair market value of such stock, its determined by mutual agreement of the Company and the holder of the Warrant. If Company elects (2) above and the parties cannot agree to such valuation, then each of the Company and the holder shall select an arbitrator and such arbitrators shall select a third, and such three arbitrators shall determine (in accordance with the Commercial Arbitration Rules of the American Arbitration Association, such expenses to be borne equally by the parties) the fair market value (without any discount for lack of marketability or minority interest) of a share of Common Stock of the Company.

         7) NOTICE OF CERTAIN EVENTS. The Company shall mail to the registered holder of the Warrant, at its known post office address appearing on the books of the Company, not less than fifteen (15) days prior to the date on which (a) a record will be taken for the purpose of determining the holders of shares of Common Stock entitled to dividends (other than cash dividends) or subscription rights or (b) a record will be taken (or in lieu thereof, the transfer books will be closed) for the purpose of determining the holders of common stock entitled to notice of and to vote at a meeting of shareholders at which any capital reorganization, reclassification of common stock, consolidation, merger, dissolution, liquidation, winding up, or sale of substantially all of the Company's assets shall be considered and acted upon.

         8) RESERVATION OF COMMON STOCK. During the period in which this Warrant may be exercised, the Company will reserve sufficient authorized but unissued securities to enable it to satisfy its obligations on exercise of this Warrant. If at any time the Company's authorized securities shall not be sufficient to allow the exercise of this Warrant, the Company shall take such corporate action as may be necessary to increase its authorized but unissued securities to be sufficient for such purpose.

         9) GOVERNING LAW. This Warrant shall be interpreted under the laws of the State of Washington, exclusive of its conflicts of laws rules.

         10) NOTICES. All notices under this Warrant shall be in writing and shall be delivered by personal service or telecopy or certified mail return receipt requested, postage prepaid, to such address as may be designated from time to time by the relevant party, and which shall initially be:

                  a)       IF TO THE HOLDER:
                           Digideal Corporation
                           East 5207 Third Avenue
                           Spokane, Washington 99212
                           Attention: Mike Kahn
                           Telecopy: 509-747-5125

                  b)       IF TO THE COMPANY:
                           PDS Financial Corporation
                           6171 McLeod Drive
                           Las Vegas, Nevada 89120
                           Attention: Johan P. Finley
                           Telecopy: (702) 740-8692

         Any notice sent by certified mail shall be deemed to have been given three days after the date on which it is mailed. All other notices shall be deemed given when received. No objection may be made to the manner of delivery of any notice actually received in writing by an authorized agent or party.

         11) NO THIRD-PARTY BENEFICIARIES. None of the provisions of this Warrant shall be for the benefit of, or enforceable by, any third-party beneficiary.

         12) SEVERABILITY. The validity, legality or enforceability of the remainder of this Warrant shall not be affected even if one or more of its provisions shall be held to be invalid, illegal or unenforceable in any respect.

         IN WITNESS WHEREOF, the undersigned has caused this Warrant to be signed by its duly authorized officer as of the 16th day of June, 1999.



                                  PDS FINANCIAL CORPORATION


                                  By /s/ Peter Cleary
                                  Title: Executive Vice President_____________

                              WARRANT EXERCISE FORM

                   To be signed only upon exercise of Warrant.

         The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ____________ of the Warrant Shares of PDS Financial Corporation to which such Warrant relates and herewith makes payment of $____________ therefore in cash or by certified check, and requests that such Warrant Shares be issued and be delivered to the address for which is set forth below the signature of the undersigned.

         Dated: _______________________

                                             ----------------------------------
                                             (Taxpayer's I.D. Number)


                                             ----------------------------------
                                             (Signature)


                                             ----------------------------------


                                             ----------------------------------
                                             (Address)

                                 ASSIGNMENT FORM

             To be signed only upon authorized transfer of Warrant.

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto __________________ the right to purchase Warrant Shares of PDS Financial Corporation to which the within Warrant relates and appoints __________________, attorney, to transfer said right on the books of such corporation with full power of substitution in the premises.

         Dated: ____________________

                                            -----------------------------------
                                            (Signature)


                                            -----------------------------------


                                            -----------------------------------
                                            (Address)